Principal accounting policies	12 Months Ended
Dec. 31, 2021
Disclosure of initial application of standards or interpretations [abstract]
Principal accounting policies
1 Principal accounting policies
Corporate information
Rio Tinto’s business is finding, mining and processing mineral resources. Major products are aluminium, copper, diamonds, gold, industrial minerals (borates, titanium dioxide and salt) and iron ore. Activities span the world and are strongly represented in Australia and North America, with significant businesses also in Asia, Europe, Africa and South America.
Rio Tinto plc is incorporated in the UK and listed on the London and New York Stock Exchanges and Rio Tinto Limited is incorporated in Australia and listed on the Australian Stock Exchange. Rio Tinto plc’s registered office is at 6 St James’s Square, London SW1Y 4AD, UK. Rio Tinto Limited’s registered office is at Level 7, 360 Collins Street, Melbourne, Victoria 3000, Australia.
For the purposes of preparing the IFRS compliant consolidated financial statements of the Rio Tinto Group, both the DLC companies, Rio Tinto plc and Rio Tinto Limited, are viewed as a single economic entity, and the interests of shareholders of both companies are presented as the equity interests of shareholders in the Rio Tinto Group.
These financial statements consolidate the accounts of Rio Tinto plc and Rio Tinto Limited (together “the Companies”) and their respective subsidiaries (together “the Group”) and include the Group’s share of joint arrangements and associates as explained in note 1(b) below. The Group’s financial statements for the year ended 31 December 2021 were authorised for issue in accordance with a directors’ resolution on 16 February 2022.
Notes 32 to 35 provide more information on the Group’s subsidiaries, joint arrangements and associates and note 39 provides information on the Group’s transactions with other related parties.
The US dollar is the presentation currency used in these financial statements, as it most reliably reflects the Group’s global business performance.
Basis of preparation of the financial statements
The basis of preparation and the accounting policies used in preparing the Group’s 2021 financial statements are set out below.
The financial statements have been prepared on a going concern basis in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB) and interpretations issued from time to time by the IFRS Interpretations Committee (IFRS IC) which are mandatory at 31 December 2021.
The Group has not early adopted any amendments, standards or interpretations that have been issued but are not yet mandatory.
COVID-19 impact
The Group has demonstrated resilience in dealing with ongoing COVID-19 challenges with continued prioritisation of the safety of our people and communities. Rio Tinto continues to proactively manage COVID-19 impacts and prioritises work across critical projects, as challenges associated with interstate and international border access continue, impacting the availability and movement of people, most notably in Australia and Mongolia. Plans to mitigate labour shortages are in place.

Despite this, we progressed a number of our projects, including the Pilbara replacement mines. Mining and operational readiness activities are progressing at the Gudai-Darri mine and the railway is operational. Production from the new greenfield mine at Gudai-Darri and the Robe Valley brownfield mine replacement project is delayed due to the tight labour market in Western Australia. First production from the main plant at Gudai-Darri is now expected in the second quarter of 2022, subject to the continuing impacts of COVID-19. The Oyu Tolgoi underground project in Mongolia was technically and operationally ready for undercut, which commenced in January 2022, despite continued COVID-19 constraints in Mongolia. The delay to the commissioning of shafts 3 and 4 is still expected to be approximately nine months based on known COVID-19 impacts to date, contributing to delays in first sustainable production expected in the first half of 2023.
In addition, Escondida's mined copper production was lower than 2020 mostly as a result of the prolonged impact of COVID-19. The Group continues to monitor government-imposed restrictions related to COVID-19, and any other potential COVID-19 related disruptions, such as shipment delays. Recognising the broad and complex impacts of the pandemic on our markets, operations and financial performance, we have chosen not to segregate COVID-19 related costs from our underlying performance metrics.

Going concern
Management has prepared detailed cash flow forecasts for the next 12 months and has updated life-of-mine plan models with longer-term cash flow projections. These forecasts demonstrate that the Group has sufficient cash, other liquid resources and undrawn credit facilities to enable it to meet its obligations as they fall due. As such, the directors considered it appropriate to adopt the going concern basis of accounting in preparing the full-year financial information.
Climate change
We have put the net zero transition at the heart of our business strategy: combining investments in commodities that enable the energy transition with actions to decarbonise our operations and value chains. As a result of this, our strategy and approach to climate change are supported by strong governance, processes and capabilities. In 2021, we updated our Scope 1 and 2 emissions targets and now aim to reduce emissions by 15% in 2025, by 50% in 2030 (relative to our 2018 equity baseline) and to achieve net zero emissions by 2050. These targets are aligned with efforts to limit global warming to 1.5°C, which is aligned with the stretch goal of the Paris Agreement. The goals of the Paris Agreement are set out in Article 2, which includes holding the increase in global average temperature to well below 2°C above pre-industrial levels and pursuing efforts to limit the temperature increase to 1.5°C.
We frame the strategic context for the Group through the lens of three scenarios, developed by the Strategy and Economics teams, structured around our analysis of the interplay of three global forces: geopolitics, society and technology.
–In a geopolitics-led scenario, strong nationalistic tendencies hold back global action on climate change, carbon prices remain low (in the range US$0-30/t CO2e) and warming exceeds 3°C by 2100.
–In a society-led scenario, strong global co-ordination of climate policies, supported by high and rising carbon prices (reaching US$130/t CO2e in 2050), accelerates the energy transition and we believe achieves the goal of the Paris Agreement by limiting warming to well below 2°C by 2100.
–In a technology-led scenario, innovation boosts economic productivity and decarbonisation efforts; however, carbon prices remain modest (ranging US$10 to US$75/t CO2e by 2030) and action to limit emissions is insufficient, so warming exceeds 2°C by 2100.
We recognise that the pace of decarbonisation across the global economy is uncertain and that current climate policies in many countries are not yet aligned with stated ambitions. These policy uncertainties are captured in our scenario analysis, which in turn informs the central case carbon price assumptions. We continue to monitor alternative scenarios including ones that limit warming to 1.5°C. For example, the IEA NZE50 assumes higher carbon prices and a much faster energy transition than our scenarios; they also require a higher level of co-ordination in climate policies across sectors and countries. The IEA’s scenario also assumes stronger demand for commodities such as copper or battery minerals that are critical to the accelerated deployment of solar and wind renewables or electric vehicles.
Portfolio strategy
Our scenarios above inform our portfolio strategy, the internal commodity price setting process and strongly influence our critical accounting judgements and estimates. Through our strategy process we test the resilience of our portfolio against each of these three scenarios and conclude that overall, our portfolio is expected to perform more strongly in scenarios with proactive climate action, particularly in relation to aluminium and copper. Our strategy to focus our growth capital expenditure on materials that enable the energy transition is informed by these scenarios. Our ambition is to increase our growth capital expenditure to up to US$3 billion per year in 2023 and 2024, developing new options and finding innovative ways of bringing projects on-stream faster. This includes investment in lithium production at Rincon and Jadar, copper at Oyu Tolgoi and Winu, as well as high-grade iron ore from Simandou.
Accounting judgements
The forecast commodity prices (including carbon prices) are informed by a blend of our three scenarios and are used pervasively in our financial processes from budgeting, forecasting, capital allocation and project evaluation to the determination of ore reserves. In turn, these prices are used to derive critical accounting estimates including as inputs to impairment testing, estimation of remaining economic life for units of production depreciation and discounting closure and rehabilitation provisions. As only one of our scenarios represents the Group’s view of the goals of the Paris Agreement, and because of the policy uncertainties described above, our commodity price assumptions are not consistent with the expectation of climate policies required to accelerate the global transition to meet these goals.
In addition to prices, given the significant investment we are making to abate our carbon emissions, we have also considered the potential for asset obsolescence, with a particular focus on our Pilbara operations where we are prioritising investment in renewables to switch away from natural gas power generation, but no material changes to accounting estimates have been necessary. The closure date and cost of closure is also sensitive to climate assumptions but no material changes have been made in the year specific to climate change.
The Group has identified impairment triggers during the year for cash-generating units in the aluminium and copper segments. The Group considers the long-term pricing outlook for aluminium and copper is positive as these metals are critical to the global transition to a low-carbon future. The outlook for iron ore pricing is less certain and depends on the development of low-emissions steel technology. However, considering the high return on capital generated by our existing iron ore asset base, none of our three scenarios would give rise to an impairment today. When measuring the recoverable amount for these cash-generating units, a blend of the three strategic scenarios has been used to forecast the cash flows. As only one of the strategic scenarios represents the Group’s view of the goals of the Paris Agreement, the impairment outcome cannot be described as Paris-aligned. However, in these circumstances, we have also disclosed sensitivity information based on cash flows flexed for sales prices and carbon taxes in the society-led scenario, which has a well below 2°C outcome. These sensitivities indicate that higher recoverable amounts would have been determined if the accounting was aligned with the society-led scenario.

1 Principal accounting policies continued
Using a carbon price to accelerate our mitigation action
We are committed to align our future capital expenditure with our 2025 and 2030 Scope 1 and 2 emissions reduction targets. As noted above, we conclude that our targets are aligned with efforts to limit warming to 1.5°C and the stretch goal of the Paris Agreement. To deliver our climate targets, the Group expects to make incremental capital investment of US$7.5 billion over the period to 2030 (approximately US$1.5 billion over the period 2022 to 2024). We also expect our incremental operating expenditure to support the Climate Action Plan to be in the order of US$200 million per year, including research and development initiatives.
For internal approval purposes, a notional carbon price of US$75/t CO2e is now used to drive improvements in energy efficiency across our assets, help to identify new abatement projects as well as incentivise and accelerate the delivery of capital investment in abatement projects and operational improvements. The US$75/t CO2e price is derived from our analysis of carbon mitigation options across our assets (summarised in our Marginal Abatement Cost Curve) – it is unrelated to the prices in our scenarios.
New standards issued
The Group’s financial statements have been prepared on the basis of accounting policies consistent with those applied in the financial statements for the year ended 31 December 2020, except for the accounting requirements set out below, effective as at 1 January 2021, which did not have a significant impact on the Group's financial statements.
The Group adopted Interest Rate Benchmark Reform - Phase 2 (Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16) at 1 January 2021. The amendments address the financial reporting impact from reform of the London Interbank Offered Rate (LIBOR) and other benchmark interest rates (collectively “IBOR reform”). The Group applied the Phase 2 amendments retrospectively. However, in accordance with the exceptions permitted in the Phase 2 amendments, it has elected not to restate comparatives for the prior periods to reflect the application of these amendments. Since the Group had no transactions for which the benchmark rate had been replaced with an alternative benchmark rate as at 31 December 2020, there is no impact on opening equity balances as a result of retrospective application.
On 5 March 2021 LIBOR's administrator, ICE Benchmarks Administration (IBA) and its supervisor, the UK Financial Conduct Authority (FCA), issued statements which provide the dates that all LIBOR settings will either cease to be provided by any administrator or will no longer be representative. This will occur: immediately after 31 December 2021, for all GBP, Euro, CHF and JPY LIBOR settings, and for 1-week and 2-month USD LIBOR settings; and immediately after 30 June 2023, for the remaining USD LIBOR settings. The Group has taken relevant Phase 2 practical reliefs from certain requirements in IFRS 9, IFRS 7, IFRS 4 and IFRS 16 relating to changes in the basis for determining contractual cash flows of financial assets, financial liabilities and hedge accounting.
Our hedging arrangements impacted by the reform of US LIBOR are part of the International Swaps and Derivatives Association (ISDA) Fallbacks Protocol, which provides a global standardised mechanism for replacement of the current benchmark. At 31 December 2021, the Group has interest rate risk exposure including US$6.1 billion nominal values of fixed-rate borrowings swapped to US dollar rates in fair value hedge relationships impacted by the reform, described further in note 29 A (b) (v). We expect the application of the Phase 2 reliefs to result in continuation of the Group’s pre-existing hedge accounting upon amendment of designated arrangements in response to the replacement of IBOR with new benchmarks (refer to note 1 q (iv)).

In addition, the Group has a number of arrangements which reference IBOR benchmarks and extend beyond 2021. These include third-party borrowings relating to the Oyu Tolgoi LLC project finance (refer to note 21), other secured loans, a number of intragroup balances and certain commercial contracts. Other arrangements, which currently reference IBOR benchmarks include shareholder loan facilities. Phase 2 amendments will require the Group to account for a change in the basis for determining the cash flows of a financial asset or a financial liability measured at amortised cost, by updating their respective effective interest rates as required by IBOR reform. As a result of the Phase 2 relief the Group expects that no material gain or loss will arise from these updates (refer to note 1 q (ii)). The accessible revolving lines of credit have been replaced with a new facility, which now refers to the SOFR and SONIA rates (refer to note 29 A (b)). Most intragroup balances transitioned to alternative benchmarks by 31 December 2021.
Standards issued, but not yet effective
Proceeds before Intended Use (Amendments to IAS 16 “Property, Plant and Equipment”, mandatory in 2022 and not yet endorsed by the UK)
The amendments prohibit the deduction, from the cost of major project construction work in progress, of proceeds (net of additional processing costs) from selling items before the related item of property, plant and equipment is available for use. Under the amendment such proceeds are recognised in the income statement together with the costs of producing those items. The amendments will result in higher reported revenue, operating costs, inventory and property plant and equipment balances (capital works in progress) relating to major development projects completed after 1 January 2020. IAS 2 “Inventories” will apply to the measurement of pre-production inventory and identifying the related cost may require significant estimation and judgment in the selection of an appropriate method for allocating development expenditure to such inventory. During 2021, the Group completed a review of the impact of these amendments and concluded that adjustments to Group retained earnings at 1 January 2020, and restatement of the 2020 and 2021 Group Income Statement and Balance Sheet upon adoption of the amendments in 2022 in respect of such projects are not material.

Onerous Contracts – Cost of Fulfilling a Contract (Amendments to IAS 37 “Provisions, Contingent Liabilities and Contingent Assets”), mandatory in 2022 and not yet endorsed by the UK)
The amendments specify which costs an entity includes in determining the cost of fulfilling a contract for the purpose of assessing whether the contract is onerous. Under the amendment the cost of fulfilling a contract comprises all directly related costs, including both incremental amounts and an allocation of other directly related expenditure. The Group currently makes provision for onerous contracts when the assets dedicated to the contract are fully impaired or the contract becomes stranded as a result of a business decision (refer to note 1(i)). From 2022, the Group will record a provision if a contract is found to be loss-making on a stand-alone basis following allocation of all directly related costs as required by the amendments to IAS 37. As required by the transition arrangements, the Group will apply the amendments in its 2022 Financial Statements without restatement. During 2021, the Group completed a review of the impact of these amendments and concluded that adjustments to retained earnings at 1 January 2022 are not material.

Deferred Tax related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12 “Income Taxes”, mandatory in 2023 and not yet endorsed by the UK)
Narrow-scope amendments to IAS 12 introduce an exception to the initial recognition exemption for transactions that give rise to equal taxable and deductible temporary differences. The most significant impact from implementing these amendments is expected to be from temporary differences related to the Group's provisions for close-down, restoration, environmental and lease obligations and corresponding capitalised closure costs and right-of-use assets.
Our existing accounting policy states that “where the recognition of an asset and liability from a single transaction gives rise to equal and offsetting temporary differences, Rio Tinto applies the Initial Recognition Exemption allowed by IAS 12, and consequently recognises neither a deferred tax asset nor a deferred tax liability in respect of these temporary differences”.
Under the amendment, deferred tax assets and liabilities will be required to be recognised in respect of such temporary differences. Upon transition in 2023, the Group anticipates material adjustments (prior to required offsetting within the same tax jurisdiction) as at 1 January 2021 to deferred tax assets and deferred tax liabilities with the net difference recorded in reserves. Work is ongoing to quantify the impact, including appropriate offsets against existing deferred tax liabilities or assets in various jurisdictions. There will be no impact on tax cash flows or balance sheet tax recoverable or payable as a result of implementing these amendments and the unwind of the newly recognised deferred tax is not expected to materially impact annual profits and losses.
IFRS 17 Insurance Contracts and amendments to IFRS 17 Insurance Contracts (mandatory in 2023 and not yet endorsed by the UK)
The standard provides consistent principles for all aspects of accounting for insurance contracts. The Group continues to evaluate the impact of this pronouncement and to monitor the evolving practice, particularly for potential impact areas related to reinsurance contracts with Equity Accounted Units and in-substance self-insurance arrangements.
Amendments to IAS 1 “Presentation of Financial Statements” on classification of liabilities” (mandatory in 2024 and not yet endorsed by the UK)
These narrow-scope amendments to IAS 1 set out specific guidance for determining the classification of liabilities as current or non-current, based on whether an entity has a substantive right to payment deferral at the reporting date. The Group continues to evaluate the impact of this amendment, which has been tentatively deferred to no earlier than 1 January 2024.###
Judgments in applying accounting policies and key sources of estimation uncertainty
The preparation of the financial statements requires management to use judgment in applying accounting policies and in making critical accounting estimates.
These judgments and estimates are based on management’s best knowledge of the relevant facts and circumstances, having regard to previous experience, but actual results may differ materially from the amounts included in the financial statements. Areas of judgment in the application of accounting policies that have the most significant effect on the amounts recognised in the financial statements and key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are noted below and further information is contained in the accounting policies and/or the notes to the financial statements.
These areas of judgment and estimation are discussed further in critical accounting policies and estimates on pages 233 to 237. The quantum of ore reserves and mineral resources impacts many of these areas and the basis of calculation is explained below. Information on less material judgments and sources of estimation uncertainty has been incorporated into the relevant accounting policy notes.
Areas of judgment in the application of accounting policies that have the most significant effect on the amounts recognised in the financial statements in the current year are:
–Impairment of non-current assets – determination of cash-generating units (CGUs) and assessment of indicators of impairment – note 1(e) and (i), critical policy (i), note 6, note 12 and note 13.
–Close-down, restoration and environmental obligations – determining when a closure study plan and cost estimate is sufficiently advanced and reliable to form the basis for an update – note 1(l) and critical policy (iii).
–Recoverability of potential deferred tax assets – recognition of deferred tax assets for loss making operations – critical policy (vi) and note 17.
–Uncertain tax positions – technical interpretation of tax law and evaluation of outcomes in the determination of whether multiple or binary scenarios are the appropriate basis for provision measurement – note 1(n), critical policy (v), note 9 and note 30.
–Estimation of asset lives – determination of the life of the orebody and mine reserves, including grade cut-off assumptions consistent with the internal prices described in the Climate Change section – note 1(i) and critical policy (ii).
–Deferral of stripping costs – judgment on components/strip ratios and separate or integrated multiple pit mines – note 1(h) and critical policy (iv).
Other areas of judgment impacting the financial statements are:
–Oyu Tolgoi funding balances - accounting for a transaction with a non-controlling owner, critical policy (xii).
–Provision for onerous contracts – determination of assets dedicated to a contract – note 1(i) and critical policy (vii).
–Identification of functional currencies – different companies may make different judgments based on similar facts – note 1(d) and critical policy (viii).
–Basis of consolidation – judgment as to when the Group has control, joint control or significant influence – critical policy (ix) and notes 32-35.
–Contingencies – assessing the probability of any loss and whether it is possible to quantify any loss – critical policy (x) and note 30.
–Exclusions from underlying earnings – judgment on items to be excluded on grounds of nature or size – critical policy (xi) and note 2.
–Accounting for the Pilbara Iron Arrangements – treatment of payments made over a contractually specified period for network infrastructure capacity – critical policy (xiii) and note 33(c).
1 Principal accounting policies continued
Key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are:
–Close-down, restoration and environmental cost obligations – the Group has closure studies ongoing at over 15 sites; many of these are multi-year projects but around five are expected to complete major milestones during 2022. In particular, on 2 February 2022, Energy Resources of Australia released preliminary findings from its reforecast of the total undiscounted cost schedule for the Ranger rehabilitation project giving a revised range, including spend since 1 January 2019, of approximately A$1.6 billion to A$2.2 billion in nominal terms. Information available from this reforecast resulted in the Group recording an increase to the closure provision of US$510 million at 31 December 2021 based on a central case within the given range. The central case is considered to represent Rio Tinto’s best estimate of obligations at 31 December 2021, however Rio Tinto continues to perform a technical review over this reforecast and has advised Energy Resources of Australia that it is committed to working with the company to ensure that rehabilitation of the Ranger Project Area is successfully achieved. We therefore expect to make further adjustments to the provision during 2022 as confidence levels in the studies improve.
–Recoverability of potential deferred tax assets – the forecasts used to support the recognition of deferred tax assets will be impacted by changes to forecast commodity prices and the closure uncertainties noted above.
Materiality
Materiality
The Group considers information to be material if correcting a misstatement, omission or obscuring could, in the light of surrounding circumstances, reasonably be expected to change the judgment of a reasonable person relying on the financial statements. The Group considers both quantitative and qualitative factors in determining whether information is material; the concept of materiality is therefore not driven purely by numerical values.
When considering the potential materiality of information, management makes an initial quantitative assessment using thresholds based on estimates of profit before taxation; for the year ended 31 December 2021 the quantitative threshold was US$700 million (year ended 31 December 2020: US$550 million). However, other considerations can result in a determination that lower values are material or, occasionally, that higher values are immaterial. These considerations include whether a misstatement, omission or obscuring: masks a change or trend in key performance indicators; causes reported key metrics to change from a positive to negative values or vice-versa; affects compliance with regulatory requirements or other contractual requirements; could result in an increase to management’s compensation; or might conceal an unlawful transaction.
In assessing materiality, management also applies judgment based on its understanding of the business and its internal and external financial statement users. The assessment will consider user expectations of numerical and narrative reporting. Sources used in making this assessment would include, for example: published analyst consensus measures, experience gained in formal and informal dialogue with users (including regulatory correspondence), and peer group benchmarking.
Ore reserves and mineral resources
Estimates of ore reserves and, in some cases, mineral resources can impact: depreciation and amortisation rates; the carrying values of intangible assets and property, plant and equipment; deferred stripping costs; provisions for close-down and restoration costs; and the recovery of deferred tax assets.
The Group estimates its ore reserves and mineral resources based on information compiled by Competent Persons as defined in accordance with the Joint Ore Reserves Committee (JORC) code (see note 1(j)).
The estimation of ore reserves and mineral resources requires judgment to interpret available geological data and subsequently to select an appropriate mining method and then to establish an extraction schedule. Estimation requires assumptions about future commodity prices and demand, exchange rates, production costs, transport costs, close-down and restoration costs, recovery rates and discount rates and, in some instances, the renewal of mining licences.
There are many uncertainties in the estimation process and assumptions that are valid at the time of estimation may change significantly when new information becomes available. New geological or economic data, or unforeseen operational issues, may change estimates of ore reserves and mineral resources.
The Group uses judgment as to when to include mineral resources in accounting estimates, for example, the use of mineral resources in the Group’s depreciation policy is described in note 1(i) below and in the determination of the date of closure as described in note 1(l).
For the purposes of disclosure only with this combined Annual Report on Form 20-F estimates of mineral reserves have been computed in accordance with subpart 1300 of Regulation S-K (Regulation S-K), rather than in accordance with the JORC code. This information is unaudited. As a result of the commercial sensitivity of long-term commodity prices, mineral reserves and mineral resources are presented in accordance with available consensus pricing or historical pricing.
(a) Accounting convention
The financial information included in the financial statements for the year ended 31 December 2021, and for the related comparative periods, has been prepared under the historical cost convention, as modified by the revaluation of certain derivative contracts and financial assets, the impact of fair value hedge accounting on the hedged item and the accounting for post-employment assets and obligations. The Group’s policy in respect of these items is set out in the notes below.
All financial statement values are rounded to the nearest million (US$m) unless otherwise stated.
Where applicable, comparatives have been adjusted to measure or present them on the same basis as current period figures.
(b) Basis of consolidation (notes 32-35)
All intragroup transactions and balances have been eliminated on consolidation.
Where necessary, adjustments are made to the locally reported assets, liabilities, and results of subsidiaries, joint arrangements and associates to bring their accounting policies in line with those used by the Group.
Subsidiaries
Subsidiaries are entities controlled by either of the companies. Control exists where either of the companies has: power over the entities, that is, existing rights that give it the current ability to direct the relevant activities of the entities (those that significantly affect the companies’ returns); exposure, or rights, to variable returns from its involvement with the entities; and the ability to use its power to affect those returns. Subsidiaries are fully consolidated from the date on which the Group obtains control. They are de-consolidated from the date that control ceases.
Joint arrangements
A joint arrangement is an arrangement in which two or more parties have joint control. Joint control is the contractually agreed sharing of control such that decisions about the relevant activities of the arrangement (those that significantly affect the companies’ returns) require the unanimous consent of the parties sharing control. The Group has two types of joint arrangements:
Joint operations (JO)
A JO is a joint arrangement in which the parties that share joint control have rights to the assets, and obligations for the liabilities, relating to the arrangement. This includes situations where the parties benefit from the joint activity through a share of the output, rather than by receiving a share of the results of trading. In relation to its interest in a JO, the Group recognises: its share of assets and liabilities; revenue from the sale of its share of the output and its share of any revenue generated from the sale of the output by the JO; and its share of expenses. All such amounts are measured in accordance with the terms of the arrangement, which is usually in proportion to the Group’s interest in the JO. These amounts are recorded in the Group’s financial statements on the appropriate lines.
Joint ventures (JV)
A JV is a joint arrangement in which the parties that share joint control have rights to the net assets of the arrangement. JVs are accounted for using the equity accounting method.
Other unincorporated arrangements
In some cases, the Group participates in unincorporated arrangements and has rights to its share of the assets and obligations for its share of the liabilities of the arrangement rather than a right to a net return, but does not share joint control. In such cases, the Group recognises: its share of assets and liabilities; revenue from the sale of its share of the output and its share of any revenue generated from the sale of the output by the unincorporated arrangement; and its share of expenses. All such amounts are measured in accordance with the terms of the arrangement, which is usually in proportion to the Group’s interest in the arrangement. These amounts are recorded in the Group’s financial statements on the appropriate lines.
Associates
An associate is an entity that is neither a subsidiary nor a joint arrangement, over which the Group has significant influence. Significant influence is presumed to exist where there is neither control nor joint control and the Group has over 20% of the voting rights, unless it can be clearly demonstrated that this is not the case. Significant influence can arise where the Group holds less than 20% of the voting rights if it has the power to participate in the financial and operating policy decisions affecting the entity. Investments in associates are accounted for using the equity accounting method.
The Group uses the term “equity accounted units” (EAUs) to refer to associates and JVs collectively. Under the equity accounting method the investment is recorded initially at cost to the Group, including any goodwill on acquisition. In subsequent periods the carrying amount of the investment is adjusted to reflect the Group’s share of the EAUs’ retained post-acquisition profit or loss and other comprehensive income. Long-term loans to EAUs that in substance form part of the Group’s net investment (quasi equity loans) are financial assets but are included in the line “Investments in equity accounted units” on the face of the balance sheet. When the Group’s share of losses in an EAU equals or exceeds its interest in the EAU, including such long-term loans and any other unsecured receivables, the Group does not recognise further losses, unless it has incurred legal or constructive obligations to continue to make payments on behalf of the EAU.
Acquisitions (note 36)
Under the “acquisition” method of accounting for business combinations, the purchase consideration is allocated to the identifiable assets acquired and liabilities and contingent liabilities assumed (the identifiable net assets) on the basis of their fair value at the date of acquisition, which is the date on which control is obtained.
In determining whether a particular set of activities is a business, an acquired arrangement has to have an input and substantive process which together significantly contribute to the ability to create outputs.
The consideration transferred for the acquisition of a subsidiary comprises the fair values of the assets transferred, the liabilities incurred to the former owners of the acquiree, the fair value of any asset or liability resulting from a contingent consideration arrangement and any equity interests issued by the Group. Costs related to the acquisition of a subsidiary are expensed as incurred.
The excess of the consideration transferred, the amount of any non- controlling interest in the acquiree and the acquisition-date fair value of any previous equity interest in the acquiree over the fair value of the identifiable net assets acquired is recorded as goodwill. Any shortfall is immediately recognised in the income statement.
Non-controlling interests in the acquiree, that are present ownership interests and entitle their holders to a proportionate share of the entity’s net assets in the event of liquidation, are recognised by the Group in one of two ways with the choice being available on an acquisition-by-acquisition basis. They can be measured at either the non-controlling interest’s proportionate share of the acquiree’s identifiable net assets or at fair value. In some cases, non-controlling interests may be treated as equity options and valued on that basis. Goodwill (see note 1(e)) and amounts attributable to non-controlling interests will differ depending on the basis used.
Where the Group previously held a non-controlling interest in the acquiree, this is remeasured to fair value at the date control is obtained with any gain or loss recognised in the income statement. The cash cost of the share purchase that gives rise to control is included within “investing activities” in the cash flow statement.
Where the Group increases its ownership interest in a subsidiary, the difference between the purchase price and the carrying value of the share of net assets acquired is recorded in equity. The cash cost of such purchases is included within “financing activities” in the cash flow statement.
Provisional fair values allocated at a reporting date are finalised within 12 months of the acquisition date.
The results of businesses acquired during the year are included in the consolidated financial statements from the date on which control, joint control or significant influence is obtained.
1 Principal accounting policies continued
Disposals (note 36)
Individual non-current assets or “disposal groups” (that is, groups of assets and liabilities) to be disposed of by sale or otherwise in a single transaction are classified as “held for sale” if the following criteria are met at the period end:
–The carrying amount will be recovered principally through a sale transaction rather than through continuing use; and
–The disposal group is available for immediate sale in its present condition subject only to terms that are usual and customary for such sales; and
–The sale is highly probable.
Disposal groups held for sale are carried at the lower of their carrying amount and fair value less costs to sell. The comparative balance sheet is not restated. Disposal groups acquired with a view to resale are held at the fair value determined at the acquisition date. For these assets acquired for resale no profits or losses are recognised between the acquisition date and the disposal date, unless there is a subsequent impairment.
On classification as held for sale, the assets are no longer depreciated and, if applicable, equity accounting ceases.
If control is lost, any interest in the entity retained by the Group is remeasured to its fair value and the change in carrying amount is recognised in the income statement. The retained interest may be subsequently accounted for as a joint venture, joint operation, associate or financial asset depending on the facts. Certain amounts previously recognised in other comprehensive income in respect of the entity disposed of, or for which control, joint control or significant influence has ceased, may be recycled to the income statement. The cash proceeds of disposals are included within “Investing activities” in the cash flow statement.
Changes in the Group’s interest in a subsidiary that do not result in a loss of control are accounted for in equity. The cash proceeds of such disposals are included within “Financing activities” in the cash flow statement.
(c) Sales revenue
Recognition and measurement
The Group recognises sales revenue related to the transfer of promised goods or services when control of the goods or services passes to the customer. The amount of revenue recognised reflects the consideration to which the Group is or expects to be entitled in exchange for those goods or services.
Sales revenue is recognised on individual sales when control transfers to the customer. In most instances, control passes and sales revenue is recognised when the product is delivered to the vessel or vehicle on which it will be transported once loaded, the destination port or the customer’s premises. There may be circumstances when judgment is required based on the five indicators of control below.
–The customer has the significant risks and rewards of ownership and has the ability to direct the use of, and obtain substantially all of the remaining benefits from, the good or service.
–The customer has a present obligation to pay in accordance with the terms of the sales contract. For shipments under the Incoterms Cost, Insurance and Freight (CIF)/Carriage Paid to (CPT)/Cost and Freight (CFR) this is generally when the ship is loaded, at which time the obligation for payment is for both product and freight.
–The customer has accepted the asset. Sales revenue may be subject to adjustment if the product specification does not conform to the terms specified in the sales contract but this does not impact the passing of control. Assay and specification adjustments have been immaterial historically.
–The customer has legal title to the asset. The Group usually retains legal title until payment is received for credit risk purposes only.
–The customer has physical possession of the asset. This indicator may be less important as the customer may obtain control of an asset prior to obtaining physical possession, which may be the case for goods in transit.
The Group sells a significant proportion of its products on CFR or CIF Incoterms. This means that the Group is responsible (acts as principal) for providing shipping services and, in some instances, insurance after the date at which control of goods passes to the customer at the loading port.
The Group therefore has separate performance obligations for freight and insurance services that are provided solely to facilitate sale of the commodities it produces. Other Incoterms commonly used by the Group are Free on Board (FOB), where the Group has no responsibility for freight or insurance once control of the goods has passed at the loading port, and Delivered at Place (DAP), where control of the goods passes when the product is delivered to the agreed destination. For these Incoterms there is only one performance obligation, being for provision of product at the point where control passes.
The Group’s products are sold to customers under contracts which vary in tenure and pricing mechanisms, including some volumes sold in the spot market. Pricing for iron ore is on a range of terms, the majority being either monthly or quarterly average pricing mechanisms, with a smaller proportion of iron ore volumes being sold on the spot market.
Within each sales contract, each unit of product shipped is a separate performance obligation. Revenue is generally recognised at the contracted price as this reflects the stand-alone selling price. Sales revenue excludes any applicable sales taxes. Mining royalties payable are presented as an operating cost or, where they are in substance a profit-based tax, within taxation.
Sales of copper concentrate are stated net of the treatment and refining charges which will be required to convert it to an end product.
Certain of the Group’s products may be provisionally priced at the date revenue is recognised and a provisional invoice issued; however, substantially all iron ore and aluminium sales are reflected at final prices in the results for the period. Provisionally priced receivables are subsequently measured at fair value through the income statement under IFRS 9 “Financial Instruments” as described in note (q). The final selling price for all provisionally priced products is based on the price for the quotational period stipulated in the contract. Final prices for copper concentrate are normally determined between 30-120 days after delivery to the customer. The change in value of the provisionally priced receivable is based on relevant forward market prices and is included in sales revenue; refer to note 3 on page 241 and note 29C(a) on page 271.
Rio Tinto has a number of long-term contracts to supply product to customers in future periods. Generally, revenues are recognised on an as invoiced basis; hence, the right to consideration from a customer corresponds directly with the entity’s performance completed to date.
A number of the Group’s businesses provide volume discounts in certain circumstances. The impact of constraining such variable consideration under IFRS 15 “Revenue from Contracts with Customers” was immaterial at both 31 December 2021 and 31 December 2020.
The Group applies the practical expedient in paragraph 121 of IFRS 15 and does not disclose information on the transaction price allocated to performance obligations that are unsatisfied.
Presentation and disclosures
Consolidated sales revenue as reported in the income statement comprises sales to third parties. Certain of the Group’s products may be provisionally priced at the date revenue is recognised. Sales revenue includes revenue from contracts with customers, which is accounted for under IFRS 15 and subsequent movements in provisionally priced receivables which are accounted for under IFRS 9. A breakdown of sales revenue between these two amounts is disclosed in the product analysis in note 3 and further detail on provisional pricing in note 3. Sales revenue includes revenue from movements in provisionally priced receivables, consistent with the treatment in prior periods.
The Group considers that the impact of economic factors on its sales revenue, particularly pricing and volumes, is best understood by reference to the disclosure of sales revenue by product group and sales destination in note 3. The analysis of provisional pricing adjustments by commodity in the product analysis in note 3 shows which products are subject to price volatility post the transfer of control. With the exception of Oyu Tolgoi, which sells copper concentrate to China, this price uncertainty is largely resolved at the period end.
Typically, the Group has a right to payment before or at the point that control of the goods passes including a right, where applicable, to payment for provisionally priced products and unperformed freight and insurance services. Cash received before control passes is recognised as a contract liability. The amount of consideration does not contain a significant financing component as payment terms are less than one year.
Revenues from the sale of significant by-products, such as gold, are included in sales revenue. Sundry revenue (e.g. sales of surplus power) incidental to the main revenue-generating activities of the operations is treated as a credit to operating costs.
The Group does not disclose sales revenue from freight and insurance services separately as it does not consider that this is necessary in order to understand the impact of economic factors on the Group; the Group’s Chief Executive, the chief operating decision maker, as defined under IFRS 8 “Operating Segments”, does not review information specifically relating to these sources of revenue in order to evaluate the performance of business segments and Group information on these sources of revenue is not provided externally.
Third-party commodity swap arrangements principally for delivery and receipt of smelter-grade alumina are offset within operating costs.
(d) Currency translation
The functional currency for each entity in the Group, and for joint arrangements and associates, is the currency of the primary economic environment in which that entity operates. For many of these entities, this is the currency of the country in which they are located. Transactions denominated in other currencies are converted to the functional currency at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated at period-end exchange rates.
The Group’s financial statements are presented in US dollars, as that presentation currency most reliably reflects the global business performance of the Group as a whole. On consolidation, income statement items for each entity are translated from the functional currency into US dollars at average rates of exchange, except for material one-off transactions, which are translated at the rate prevailing on the transaction date. Balance sheet items are translated into US dollars at period-end exchange rates.
Exchange differences arising on the translation of the net assets of entities with functional currencies other than the US dollar are recognised directly in the currency translation reserve. These translation differences are shown in the statement of comprehensive income, with the exception of translation adjustments relating to Rio Tinto Limited’s share capital which are shown in the statement of changes in equity.
Where an intragroup balance is, in substance, part of the Group’s net investment in an entity, exchange gains and losses on that balance are taken to the currency translation reserve.
Except as noted above, or in note 1(q) relating to derivative contracts, all other exchange differences are charged or credited to the income statement in the year in which they arise.
(e) Goodwill and intangible assets (excluding exploration and evaluation expenditure) (notes 12 and 13)
Goodwill is not amortised; it is tested annually for impairment or more frequently if events or changes in circumstances indicate a potential impairment. Investments in EAUs, including any goodwill, are tested for impairment as a single asset when a trigger for impairment has been identified. The Group’s impairment policy is explained in note 1(i).
Purchased intangible assets are initially recorded at cost. Finite-life intangible assets are amortised over their useful economic lives on a straight line or units of production basis, as appropriate. Intangible assets that are deemed to have indefinite lives and intangible assets that are not yet ready for use are not amortised; they are reviewed annually for impairment or more frequently if events or changes in circumstances indicate a potential impairment in accordance with accounting policy note 1(i).
The Group considers that intangible assets have indefinite lives when, based on an analysis of all of the relevant factors, there is no foreseeable limit to the period over which the asset is expected to generate cash flows for the Group. The factors considered in making this judgment include the existence of contractual rights for unlimited terms or evidence that renewal of the contractual rights without significant incremental cost can be expected for indefinite future periods in view of the Group’s investment intentions. The life cycles of the products and processes that depend on the asset are also considered.
(f) Exploration and evaluation (note 13)
Exploration and evaluation expenditure comprises costs that are directly attributable to:
–Researching and analysing existing exploration data;
–Conducting geological studies, exploratory drilling and sampling;
–Examining and testing extraction and treatment methods; and/or
–Compiling various studies (order of magnitude, pre-feasibility and feasibility).

1 Principal accounting policies continued
Exploration expenditure relates to the initial search for deposits with economic potential. Expenditure on exploration activity undertaken by the Group is not capitalised.
Evaluation expenditure relates to a detailed assessment of deposits or other projects (including smelter and refinery projects) that have been identified as having economic potential. Capitalisation of evaluation expenditure commences when there is a high degree of confidence that the Group will determine that a project is commercially viable, that is the project will provide a satisfactory return relative to its perceived risks, and therefore it is considered probable that future economic benefits will flow to the Group. The Group’s view is that a high degree of confidence is greater than “more likely than not” (that is, greater than 50% certainty) and less than “virtually certain” (that is, less than 90% certainty).
Assessing whether there is a high degree of confidence that the Group will ultimately determine that an evaluation project is commercially viable requires judgment and consideration of all relevant factors such as the nature and objective of the project; the project’s current stage; project timeline; current estimates of the project’s net present value, including sensitivity analyses for the key assumptions; and the main risks of the project. Development expenditure incurred prior to the decision to proceed is subject to the same criteria for capitalisation, being a high degree of confidence that the Group will ultimately determine that a project is commercially viable.
In some cases, undeveloped projects are regarded as successors to orebodies, smelters or refineries currently in production. Where this is the case, it is intended that these will be developed and go into production when the current source of ore is exhausted or when existing smelters or refineries are closed.
Ore reserves may be declared for an undeveloped mining project before its commercial viability has been fully determined. Evaluation costs may continue to be capitalised during the period between declaration of ore reserves and approval to mine as further work is undertaken in order to refine the development case to maximise the project’s returns.
In accordance with IFRS 6 “Exploration for and Evaluation of Mineral Resources”, the criteria for the capitalisation of evaluation costs are applied consistently from period to period.
In the case of undeveloped mining projects which have arisen through acquisition, the allocation of the purchase price consideration may result in undeveloped properties being recognised at an earlier stage of project evaluation compared with projects arising from the Group’s exploration and evaluation programme. Subsequent expenditure on acquired undeveloped projects is only capitalised if it meets the high degree of confidence threshold discussed above.
The carrying values of capitalised evaluation expenditure for undeveloped mining projects (projects for which the decision to mine has not yet been approved at the appropriate authorisation level within the Group) are reviewed at each reporting date for indicators of impairment in accordance with IFRS 6, and when indicators are identified are tested in accordance with IAS 36 “Impairment of Assets”. Evaluation expenditure for non-mining projects is reviewed and tested under IAS 36.
The impairment review is based on a status report summarising the Group’s intentions to recover value through development, sale or other partnering arrangements. If a project does not prove viable and is cancelled, all irrecoverable costs associated with the project net of any previously recorded impairment provisions are charged to the income statement.
(g) Property, plant and equipment (note 14)
Once an undeveloped mining project has been determined as commercially viable and approval to mine has been given, expenditure other than that on land, buildings, plant, equipment and capital work in progress is capitalised under “Mining properties and leases” together with any amount transferred from “Exploration and evaluation”.
Costs which are necessarily incurred whilst commissioning new assets, in the period before they are capable of operating in the manner intended by management, are capitalised. Development costs incurred after the commencement of production are capitalised to the extent they are expected to give rise to a future economic benefit. Interest on borrowings related to construction or development projects is capitalised, at the rate payable on project-specific debt if applicable or at the Group or subsidiary’s cost of borrowing if not, until the point when substantially all the activities that are necessary to make the asset ready for its intended use are complete. It may be appropriate to use a subsidiary’s cost of borrowing when the debt was negotiated based on the financing requirements of that subsidiary.
Property, plant and equipment is stated at cost, as defined in IAS 16, less accumulated depreciation and accumulated impairment losses. The cost of property, plant and equipment includes, where applicable, the estimated close-down and restoration costs associated with the asset.
Property, plant and equipment includes right of use assets (note 14) arising from leasing arrangements, shown separately from owned and leasehold assets.
(h) Deferred stripping (note 14)
In open pit mining operations, overburden and other waste materials must be removed to access ore from which minerals can be extracted economically. The process of removing overburden and waste materials is referred to as stripping. During the development of a mine (or, in some instances, pit; see below), before production commences, stripping costs related to a component of an orebody are capitalised as part of the cost of construction of the mine (or pit) and are subsequently amortised over the life of the mine (or pit) on a units of production basis.
Where a mine operates several open pits that are regarded as separate operations for the purpose of mine planning, initial stripping costs are accounted for separately by reference to the ore from each separate pit. If, however, the pits are highly integrated for the purpose of mine planning, the second and subsequent pits are regarded as extensions of the first pit in accounting for stripping costs. In such cases, the initial stripping (i.e. overburden and other waste removal) of the second and subsequent pits is considered to be production phase stripping (see below). The Group’s judgment as to whether multiple pit mines are considered separate or integrated operations depends on each mine’s specific circumstances.
The following factors would point towards the initial stripping costs for the individual pits being accounted for separately:
–If mining of the second and subsequent pits is conducted consecutively following that of the first pit, rather than concurrently;
–If separate investment decisions are made to develop each pit, rather than a single investment decision being made at the outset;
–If the pits are operated as separate units in terms of mine planning and the sequencing of overburden removal and ore mining, rather than as an integrated unit;
–If expenditures for additional infrastructure to support the second and subsequent pits are relatively large; and
–If the pits extract ore from separate and distinct orebodies, rather than from a single orebody.
If the designs of the second and subsequent pits are significantly influenced by opportunities to optimise output from several pits combined, including the co-treatment or blending of the output from the pits, then this would point to treatment as an integrated operation for the purposes of accounting for initial stripping costs. The relative importance of each of the above factors is considered in each case.
In order for production phase stripping costs to qualify for capitalisation as a stripping activity asset, three criteria must be met:
–It must be probable that there will be an economic benefit in a future accounting period because the stripping activity has improved access to the orebody;
–It must be possible to identify the “component” of the orebody for which access has been improved; and
–It must be possible to reliably measure the costs that relate to the stripping activity.
A “component” is a specific section of the orebody that is made more accessible by the stripping activity. It will typically be a subset of the larger orebody that is distinguished by a separate useful economic life (for example, a pushback).
Production phase stripping can give rise to two benefits: the extraction of ore in the current period and improved access to ore which will be extracted in future periods. When the cost of stripping which has a future benefit is not distinguishable from the cost of producing current inventories, the stripping cost is allocated to each of these activities based on a relevant production measure using a life-of-component strip ratio. The ratio divides the tonnage of waste mined for the component for the period either by the quantity of ore mined for the component or by the quantity of minerals contained in the ore mined for the component. In some operations, the quantity of ore is a more appropriate basis for allocating costs, particularly where there are significant by-products. Stripping costs for the component are deferred to the extent that the current period ratio exceeds the life of component ratio. The stripping activity asset is depreciated on a “units of production” basis based on expected production of either ore or minerals contained in the ore over the life of the component unless another method is more appropriate.
The life-of-component ratios are based on the ore reserves of the mine (and for some mines, other mineral resources) and the annual mine plan; they are a function of the mine design and, therefore, changes to that design will generally result in changes to the ratios. Changes in other technical or economic parameters that impact the ore reserves (and for some mines, other mineral resources) may also have an impact on the life-of-component ratios even if they do not affect the mine design. Changes to the ratios are accounted for prospectively.
It may be the case that subsequent phases of stripping will access additional ore and that these subsequent phases are only possible after the first phase has taken place. Where applicable, the Group considers this on a mine-by-mine basis. Generally, the only ore attributed to the stripping activity asset for the purposes of calculating a life-of-component ratio, and for the purposes of amortisation, is the ore to be extracted from the originally identified component.
Deferred stripping costs are included in “Mining properties and leases” within “Property, plant and equipment” or within “Investments in equity accounted units”, as appropriate. Amortisation of deferred stripping costs is included in “Depreciation of property, plant and equipment” within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate.

(i) Depreciation and impairment (notes 13 and 14)
Depreciation of non-current assets
Property, plant and equipment is depreciated over its useful life, or over the remaining life of the mine or smelter or refinery if that is shorter and there is no reasonable alternative use for the asset by the Group.
The useful lives of the major assets of a cash-generating unit are often dependent on the life of the orebody to which they relate. Where this is the case, the lives of mining properties, and their associated refineries, concentrators and other long-lived processing equipment are generally limited to the expected life of the orebody. The life of the orebody, in turn, is estimated on the basis of the life-of-mine plan. Where the major assets of a cash-generating unit are not dependent on the life of a related orebody, management applies judgment in estimating the remaining service potential of long-lived assets. Factors affecting the remaining service potential of smelters include, for example, smelter technology and electricity purchase contracts when power is not sourced from the companies, or in some cases from local governments permitting electricity generation from hydro-power stations.
The useful lives and residual values for material assets and categories of assets are reviewed annually and changes are reflected prospectively.
Depreciation commences when an asset is available for use. The major categories of property, plant and equipment are depreciated on a units of production and/or straight line basis as follows:
Units of production basis
For mining properties and leases and certain mining equipment, consumption of the economic benefits of the asset is linked to production. Except as noted below, these assets are depreciated on the units of production basis.
In applying the units of production method, depreciation is normally calculated based on production in the period as a percentage of total expected production in current and future periods based on ore reserves and, for some mines, other mineral resources. Other mineral resources may be included in the calculations of total expected production in limited circumstances where there are very large areas of contiguous mineralisation, for which the economic viability is not sensitive to likely variations in grade, as may be the case for certain iron ore, bauxite and industrial mineral deposits, and where there is a high degree of confidence that the other mineral resources can be extracted economically. This would be the case when the other mineral resources do not yet have the status of ore reserves merely because the necessary detailed evaluation work has not yet been performed and the responsible technical personnel agree that inclusion of a proportion of measured and indicated resources in the calculation of total expected production is appropriate based on historical reserve conversion rates.
The required level of confidence is unlikely to exist for minerals that are typically found in low-grade ore (as compared with the above), such as copper or gold. In these cases, specific areas of mineralisation have to be evaluated in detail before their economic status can be predicted with confidence.

1 Principal accounting policies continued
Where measured and indicated resources are used in the calculation of depreciation for infrastructure, primarily rail and port, which will benefit current and future mines, then the measured and indicated resources may relate to mines which are currently in production or to mines where there is a high degree of confidence that they will be brought into production in the future. The quantum of mineral resources is determined taking into account future capital costs as required by the JORC code. The depreciation calculation, however, applies to current mines only and does not take into account future development costs for mines which are not yet in production. Measured and indicated resources are currently incorporated into depreciation calculations in the Group’s Australian iron ore business.
Straight line basis
Assets within operations for which production is not expected to fluctuate significantly from one year to another or which have a physical life shorter than the related mine are depreciated on a straight line basis.
Impairment charges/reversals of non-current assets
Impairment charges and reversals are assessed at the level of cash- generating units which, in accordance with IAS 36, are identified as the smallest identifiable asset or group of assets that generate cash inflows which are largely independent of the cash inflows from other assets. Separate cash-generating units are identified where an active market exists for intermediate products, even if the majority of those products are further processed internally. Impairment of financial assets is evaluated in accordance with IFRS 9.
In some cases, individual business units consist of several operations with independent cash-generating streams which constitute separate cash- generating units.
Goodwill acquired through business combinations is allocated to the cash-generating unit or groups of cash-generating units that are expected to benefit from the related business combination, and tested for impairment at the lowest level within the Group at which goodwill is monitored for internal management purposes. All goodwill, intangible assets that have an indefinite life and intangible assets that are not ready for use are tested annually for impairment as at 30 September, regardless of whether there has been an impairment trigger, or more frequently if events or changes in circumstances indicate a potential impairment.
Property, plant and equipment and intangible assets with finite lives are reviewed for impairment if there is an indication that the carrying amount may not be recoverable. Right of use assets recognised under IFRS 16 “Leases” are included in the review. The Group conducts an internal review of the asset values annually as at 30 September which is used as a source of information to assess for indications of impairment or reversal of previously recognised impairment losses. External factors, such as changes in forecasted commodity prices, costs and other market factors as well as internal factors such as cancellation of a project or reduced project scope, are also monitored to assess for indications of impairment or reversal of previously recognised impairment losses. If any such indication exists then an impairment review is undertaken; the recoverable amount is assessed by reference to the higher of value in use (being the net present value of expected future cash flows of the relevant cash-generating unit in its current condition) and fair value less costs of disposal (FVLCD).

When the recoverable amount of the cash-generating unit is measured by reference to FVLCD, this amount is further classified in accordance with the fair value hierarchy for observable market data that is consistent with the unit of account for the cash-generating unit being tested. The Group considers that the best evidence of FVLCD is the value obtained from an active market or binding sale agreement and, in this case, the recoverable amount is classified in the fair value hierarchy as level 1. When FVLCD is based on quoted prices for equity instruments but adjusted to reflect factors such as a lack of liquidity in the market, the recoverable amount is classified as level 2 in the fair value hierarchy. No cash-generating units are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.
Where unobservable inputs are material to the measurement of the recoverable amount, FVLCD is based on the best information available to reflect the amount the Group could receive for the cash-generating unit in an orderly transaction between market participants at the measurement date. This is often estimated using discounted cash flow techniques and is classified as level 3 in the fair value hierarchy.
Where the recoverable amount is assessed using FVLCD based on discounted cash flow techniques, the resulting estimates are based on detailed life-of-mine and/or long-term production plans. These may include anticipated expansions which are at the evaluation stage of study.
The cash flow forecasts for FVLCD purposes are based on management’s best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration and environmental costs. For the purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s price and cost assumptions in the short and medium term. In the longer term, operating margins are assumed to remain constant where appropriate, as it is considered unlikely that a market participant would prepare detailed forecasts over a longer term. The cash flow forecasts may include net cash flows expected to be realised from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included when there is a high degree of confidence in its economic extraction. This expectation is usually based on preliminary drilling and sampling of areas of mineralisation that are contiguous with existing ore reserves. Typically, the additional evaluation required to achieve reserves status for such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the mine.
As noted above, cost levels incorporated in the cash flow forecasts for FVLCD purposes are based on the current life-of-mine plan or long-term production plan for the cash-generating unit. This differs from value in use which requires future cash flows to be estimated for the asset in its current condition and therefore does not include future cash flows associated with improving or enhancing an asset’s performance. Anticipated enhancements to assets may be included in FVLCD calculations and, therefore, generally result in a higher value.
Where the recoverable amount of a cash-generating unit is dependent on the life of its associated orebody, expected future cash flows reflect the current life of mine and/or long-term production plans, which are based on detailed research, analysis and iterative modelling to optimise the level of return from investment, output and sequence of extraction. The mine plan takes account of all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore impacting process recoveries and capacities of processing equipment that can be used. The life-of-mine plan and/or long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.
Forecast cash flows for ore reserve estimation for JORC purposes are generally based on Rio Tinto’s commodity price forecasts, which assume short-term market prices will revert to the Group’s assessment of the long-term price, generally over a period of three to five years. For most commodities, these forecast commodity prices are derived from a combination of analyses of the marginal costs of the producers and of the incentive price of these commodities. These assessments often differ from current price levels and are updated periodically. The Group does not believe that published medium- and long-term forward prices necessarily provide a good indication of future levels because they tend to be strongly influenced by spot prices. The price forecasts used for ore reserve estimation are generally consistent with those used for impairment testing unless management deems that in certain economic environments, a market participant would not assume Rio Tinto’s view on prices, in which case in preparing FVLCD impairment calculations management estimates the assumptions that a market participant would be expected to use.
Forecast future cash flows of a cash-generating unit take into account the sales prices under existing sales contracts.
The discount rates applied to the future cash flow forecasts represent an estimate of the rate the market participant would apply having regard to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Group’s weighted average cost of capital is generally used as a starting point for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual cash-generating units operate. For final feasibility studies and ore reserve estimation, internal hurdle rates, which are generally higher than the Group’s weighted average cost of capital, are used. For developments funded with project finance, the debt component of the weighted average cost of capital may be calculated by reference to the specific interest rate of the project finance and anticipated leverage of the project.
For operations with a functional currency other than the US dollar, the impairment review is undertaken in the relevant functional currency. In estimating FVLCD, internal forecasts of exchange rates take into account spot exchange rates, historical data and external forecasts, and are kept constant in real terms after five years. The great majority of the Group’s sales are based on prices denominated in US dollars. To the extent that the currencies of countries in which the Group produces commodities strengthen against the US dollar without an increase in commodity prices, cash flows and, therefore, net present values are reduced. Management considers that over the long term, there is a tendency for movements in commodity prices to compensate to some extent for movements in the value of the US dollar, particularly against the Australian dollar and Canadian dollar, and vice versa. However, such compensating changes are not synchronised and do not fully offset each other. In estimating value in use, the present value of future cash flows in foreign currencies is translated at the spot exchange rate on the testing date.
Non-current assets (excluding goodwill) that have suffered impairment are reviewed using the same basis for valuation as explained above whenever events or changes in circumstances indicate that the impairment loss may no longer exist, or may have decreased. If appropriate, an impairment reversal will be recognised. The carrying amount of the cash-generating unit after reversal must be the lower of (a) the recoverable amount, as calculated above, and (b) the carrying amount that would have been determined (net of amortisation or depreciation) had no impairment loss been recognised for the cash-generating unit in prior periods.
An onerous contract is defined under IAS 37 as a contract under which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it. Provision is made when the assets dedicated to the contract are fully impaired or the contract becomes stranded as a result of a business decision.
(j) Determination of ore reserve and mineral resource estimates
The Group estimates its ore reserves and mineral resources based on information compiled by Competent Persons as defined in accordance with the JORC code.
Ore reserves and, for certain mines, other mineral resources, determined in this way are used in the calculation of depreciation, amortisation and impairment charges and for forecasting the timing of the payment of close-down and restoration costs and the recovery of deferred tax assets. The depreciation and impairment policy above notes instances in which mineral resources are taken into account for accounting purposes. In addition, value may be attributed to mineral resources in purchase price allocations undertaken for the purposes of business combination accounting.
For the purposes of disclosure only with this combined Annual report on Form 20-F, estimates of mineral reserves have been computed in accordance with subpart 1300 of Regulation S-K, rather than in accordance with the JORC code. This information is unaudited. As a result of the commercial sensitivity of long-term commodity prices, mineral reserves and mineral resources are presented in accordance with available consensus pricing or historical pricing.
(k) Leases (notes 14, 21, 22)
IFRS 16 “Leases” applies to the recognition, measurement, presentation and disclosure of leases. Certain leases are exempt from the standard, including leases to explore for or use minerals, oil, natural gas and similar non-regenerative resources. The Group applies the scope exemptions in paragraphs 3(e) and 4 of IFRS 16 and does not apply IFRS 16 to leases of any assets which would otherwise fall within the scope of IAS 38 “Intangible Assets”.
A significant proportion by value of the Group’s lease arrangements relate to dry bulk vessels and office properties. Other leases include land and non-mining rights, warehouses, ports, equipment and vehicles. The majority of lease terms are negotiated through the Group’s procurement function, although agreements contain a wide range of different terms and conditions.
1 Principal accounting policies continued
The Group recognises all lease liabilities and corresponding right of use assets, with the exception of short-term (12 months or fewer) and low value leases, on the balance sheet. Lease liabilities are recorded at the present value of: fixed payments; variable lease payments that depend on an index or rate; amounts payable under residual value guarantees; and extension options expected to be exercised. Where a lease contains an extension option which the Group can exercise without negotiation, lease payments for the extension period are included in the liability if the Group is reasonably certain that it will exercise the option. Variable lease payments not dependent on an index or rate are excluded from the calculation of lease liabilities. Payments are discounted at the incremental borrowing rate of the lessee, unless the interest rate implicit in the lease can be readily determined. For lease agreements relating to vessels, ports and properties, non-lease components are excluded from the projection of future lease payments and recorded separately within operating costs on a straight line basis. The lease liability is measured at amortised cost using the effective interest method. The right of use asset arising from a lease arrangement at initial recognition reflects the lease liability, initial direct costs, lease payments made before the commencement date of the lease, and capitalised provision for dismantling and restoration, less any lease incentives.
The Group recognises depreciation of right of use assets and interest on lease liabilities in the income statement over the lease term. Repayments of lease liabilities are separated into a principal portion (presented within financing activities) and interest portion (which the Group presents in operating activities) in the cash flow statement. Payments made before the commencement date are included within financing activities unless they in substance represent investing cash flows, for example where pre-commencement cash flows are significant relative to aggregate cash flows of the leasing arrangement.
(l) Close-down, restoration and environmental obligations (note 25)
The Group has provisions for close-down and restoration costs which include the dismantling and demolition of infrastructure, the removal of residual materials and the remediation of disturbed areas for mines and certain refineries and smelters. These provisions are based on all regulatory requirements and any other commitments made to stakeholders.
Closure provisions are not made for those operations that have no known restrictions on their lives as the closure dates cannot be reliably estimated, instead a contingent liability is disclosed (refer to note 30). This applies primarily to certain Canadian smelters which have indefinite- lived water rights from local governments permitting electricity generation from hydro-power stations.
Close-down and restoration costs are a normal consequence of mining or production, and the majority of close-down and restoration expenditure is incurred in the years following closure of the mine, refinery or smelter. Although the ultimate cost to be incurred is uncertain, the Group’s businesses estimate their costs using current restoration standards and techniques.
Close-down and restoration costs are provided for in the accounting period when the obligation arising from the related disturbance occurs, based on the net present value of the estimated future costs of restoration to be incurred during the life of the operation and post closure. Where appropriate, the provision is estimated using probability weighting of the different remediation and closure scenarios. The obligation may occur during development or during the production phase of a facility.
Provisions for close-down and restoration costs do not include any additional obligations which are expected to arise from future disturbance.
The costs are estimated on the basis of a closure plan, and are reviewed at each reporting period during the life of the operation to reflect known developments. The estimates are also subject to formal review, with appropriate external support, at regular intervals.
The initial close-down and restoration provision is capitalised within “Property, plant and equipment”. Subsequent movements in the close- down and restoration provisions for ongoing operations, including those resulting from new disturbance related to expansions or other activities qualifying for capitalisation, updated cost estimates, changes to the estimated lives of operations, changes to the timing of closure activities and revisions to discount rates are also capitalised within “Property, plant and equipment”. These costs are then depreciated over the lives of the assets to which they relate.
Changes in closure provisions relating to closed operations are charged/credited to “Net operating costs” in the income statement.
Where rehabilitation is conducted systematically over the life of the operation, rather than at the time of closure, provision is made for the estimated outstanding continuous rehabilitation work at each balance sheet date and the cost is charged to the income statement.
In determining the appropriate rate for discounting future cash flows for close-down, restoration and environmental obligations, we have considered recent years’ market volatility and uncertainty together with the wide variety of timeframes to closure across our portfolio of assets. The Group discount rate is based on a long-term view of low-risk market yields which includes a review of historic trends plus risks and opportunities for which future cash flows have not been adjusted, namely potential improvements in closure practices between the reporting date and the point at which rehabilitation spend takes place. The Group applies a single discount rate when measuring these liabilities since we expect to meet closure cash flows principally from US dollar revenues and financing, with activities co-ordinated by the Group's central closure team. The amortisation or “unwinding” of the discount applied in establishing the provisions is charged to the income statement in each accounting period. The amortisation of the discount is shown within “Finance items” in the income statement.
In some cases, Group companies make a contribution to trust funds in order to meet or reimburse future environmental and decommissioning costs. Amounts due for reimbursement from trust funds are not offset against the corresponding closure provision unless payments into the fund have the effect of passing the closure obligation to the trust.
Environmental costs result from environmental damage that was not a necessary consequence of operations, and may include remediation, compensation and penalties. Provision is made for the estimated present value of such costs at the balance sheet date. These costs are charged to “Net operating costs”, except for the unwinding of the discount which is shown within “Finance items”.
Remediation procedures may commence soon after the time the disturbance, remediation process and estimated remediation costs become known, but can continue for many years depending on the nature of the disturbance and the remediation techniques used.
(m) Inventories (note 16)
Inventories are valued at the lower of cost and net realisable value, primarily on a weighted average cost basis. Third party production purchased for our own use that is ordinarily interchangeable in accordance with IAS 2 is valued on the same basis, jointly with our own production. Average costs are calculated by reference to the cost levels experienced in the relevant month together with those in opening inventory. The cost of raw materials and consumable stores is the purchase price. The cost of partly-processed and saleable products is generally the cost of production, including:
–Labour costs, materials and contractor expenses which are directly attributable to the extraction and processing of ore or the production of alumina and aluminium;
–The depreciation of mining properties and leases and of property, plant and equipment used in the extraction and processing of ore or the production of alumina and aluminium, copper and other refined products; and
–Production overheads.
Work in progress includes ore stockpiles and other partly processed material. Stockpiles represent ore that has been extracted and is available for further processing. If there is significant uncertainty as to if and/or when the stockpiled ore will be processed, the ore is expensed as mined. If the ore will not be processed within 12 months after the balance sheet date, it is included within non-current assets and net realisable value is calculated on a discounted cash flow basis. Quantities of stockpiled ore are assessed primarily through surveys and assays. Certain estimates, including expected metal recoveries, are calculated using available industry, engineering and scientific data, and are periodically reassessed taking into account technical analysis and historical performance.
(n) Taxation (note 9 and note 17)
Current tax is the tax expected to be payable on the taxable income for the year calculated using rates that have been enacted or substantively enacted at the balance sheet date. It includes adjustments for tax expected to be payable or recoverable in respect of previous periods. Where the amount of tax payable or recoverable is uncertain, Rio Tinto establishes provisions based on either: the Group’s judgment of the most likely amount of the liability or recovery; or, when there is a wide range of possible outcomes, a probability weighted average approach.
Deferred tax is calculated in accordance with IAS 12. The Group provides for deferred tax in respect of fair value adjustments on acquisitions including mining rights that, in general, are not eligible for income tax allowances. Provision for deferred tax is based on the difference between the carrying value of the asset and its income tax base (which may be nil). Even when there is no income tax base, the existence of a tax base for capital gains tax purposes is not usually taken into account in determining the deferred tax provision for the assets, unless they are classified as held for sale or it is determined for other reasons that the carrying amount is expected to be recovered primarily through disposal and not through use of the assets. Where the recognition of an asset and liability from a single transaction gives rise to equal and off-setting temporary differences, Rio Tinto applies the Initial Recognition Exemption allowed by IAS 12, and consequently recognises neither a deferred tax asset nor a deferred tax liability in respect of these temporary differences. Primarily this occurs with new lease arrangements and changes in closure cost estimates for assets in operation. Under the amendment to IAS 12, deferred tax assets and liabilities will be required to be recognised in respect of such temporary differences (Refer to note 1 Standards issued, but not yet effective on page 221).
(o) Post-employment benefits (note 42)
The Group operates a number of defined benefit plans which provide lump sums, pensions, medical benefits and life insurance to retirees. In accordance with IAS 19 “Employee Benefits”, for post-employment defined benefit plans, the difference between the fair value of any plan assets and the present value of the plan obligations is recognised as an asset or liability in the balance sheet.
Where appropriate, the recognition of assets may be restricted to the present value of any amounts the Group expects to recover by way of refunds from the plan or reductions in future contributions. In determining the extent to which a refund will be available the Group considers whether any third party, such as a trustee or pension committee, has the power to enhance benefits or to wind up a pension plan without the Group’s consent.
The most significant assumptions used in accounting for pension plans are the discount rate, the inflation rate and mortality rates. The discount rate is used to determine the net present value of the obligations, the interest cost on the obligations and the interest income on plan assets. The discount rate used is the yield on high-quality corporate bonds with maturities and terms that match those of the post-employment obligations as closely as possible. Where there is no developed corporate bond market in a currency, the rate on government bonds is used. The inflation rate is used to project increases in future benefit payments for those plans that have benefits linked to inflation. The mortality rates are used to project the period over which benefits will be paid, which is then discounted to arrive at the net present value of the obligations.
The current service cost, any past service cost and the effect of any curtailment or settlements are recognised in the income statement. The interest cost less interest income on assets held in the plans is also charged to the income statement. All amounts charged to the income statement in respect of these plans are included within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate.
The Group’s contributions to defined contribution plans are charged to the income statement in the period to which the contributions relate. These are included within “Net operating costs” or in “Share of profit after tax of equity accounted units”, as appropriate.
(p) Cash and cash equivalents (note 20)
For the purpose of the balance sheet, cash and cash equivalents comprise: cash on hand, deposits held with banks, and short-term, highly liquid investments (mainly money market funds) that are readily convertible into known amounts of cash and which are subject to insignificant risk of changes in value. Bank overdrafts are shown as current liabilities in the balance sheet.
Further detail on cash and cash equivalents, including restricted cash, is shown in note 20.
For the purposes of the cash flow statement, cash and cash equivalents are net of bank overdrafts that are repayable on demand.
(q) Financial instruments (note 29)
(i) Financial assets
Classification and measurement
The Group classifies its financial assets into the following categories: those to be measured subsequently at fair value (either through other comprehensive income (FVOCI) or through profit or loss (FVPL)) and those to be held at amortised cost.
1 Principal accounting policies continued
Classification depends on the business model for managing the financial assets and the contractual terms of the cash flows.
Management determines the classification of financial assets at initial recognition. The Group’s policy with regard to financial risk management is set out in note 29. Generally, the Group does not acquire financial assets for the purpose of selling in the short term.
The Group’s business model is primarily that of “hold to collect” (where assets are held in order to collect contractual cash flows). When the Group enters into derivative contracts, these transactions are designed to reduce exposures relating to assets and liabilities, firm commitments or anticipated transactions.
(a) Financial assets held at amortised cost
This classification applies to debt instruments which are held under a hold to collect business model and which have cash flows that meet the solely payments of principal and interest (“SPPI”) criteria.
At initial recognition, trade receivables that do not have a significant financing component are recognised at their transaction price. Other financial assets are initially recognised at fair value plus related transaction costs; they are subsequently measured at amortised cost using the effective interest method. Any gain or loss on de-recognition or modification of a financial asset held at amortised cost is recognised in the income statement.
(b) Financial assets held at fair value through other comprehensive income (FVOCI)
This classification applies to the following financial assets:
–Debt instruments that are held under a business model where they are held for the collection of contractual cash flows and also for sale (“collect and sell”) and which have cash flows that meet the SPPI criteria. An example would be where trade receivable invoices for certain customers were factored from time to time.
All movements in the fair value of these financial assets are taken through other comprehensive income, except for the recognition of impairment gains or losses, interest revenue (including transaction costs by applying the effective interest method), gains or losses arising on de-recognition and foreign exchange gains and losses which are recognised in the income statement. When the financial asset is derecognised, the cumulative fair value gain or loss previously recognised in other comprehensive income is reclassified to the income statement.
–Equity investments where the Group has irrevocably elected to present fair value gains and losses on revaluation in other comprehensive income. The election can be made for each individual investment; however it is not applicable to equity investments held for trading.
Fair value gains or losses on revaluation of such equity investments, including any foreign exchange component, are recognised in other comprehensive income. When the equity investment is derecognised, there is no reclassification of fair value gains or losses previously recognised in other comprehensive income to the income statement. Dividends are recognised in the income statement when the right to receive payment is established.
(c) Financial assets held at fair value through profit or loss (FVPL)
This classification applies to the following financial assets. In all cases, transaction costs are immediately expensed to the income statement.
–Debt instruments that do not meet the criteria of amortised cost or fair value through other comprehensive income. The Group has a significant proportion of trade receivables with embedded derivatives for provisional pricing. These receivables are generally held to collect but do not meet the SPPI criteria and as a result must be held at FVPL. Subsequent fair value gains or losses are taken to the income statement. In addition, trade receivable invoices for certain customers which are routinely factored, in order to address credit risk and support value delivery through timelier realisation, are held at FVPL.
–Equity investments which are held for trading or where the FVOCI election has not been applied. All fair value gains or losses and related dividend income are recognised in the income statement.
–Derivatives which are not designated as a hedging instrument. All subsequent fair value gains or losses are recognised in the income statement.
(ii) Financial liabilities
Borrowings and other financial liabilities (including trade payables but excluding derivative liabilities) are recognised initially at fair value, net of transaction costs incurred, and are subsequently measured at amortised cost.
The Group participates in supply chain finance arrangements whereby vendors may elect to receive early payment of their invoice from a third-party bank by factoring their receivable from Rio Tinto. These arrangements do not modify the terms of the original liability with respect to either counterparty terms, settlement date or amount due. Utilisation of the early settlement facility is voluntary and at the vendors' discretion on an invoice-by-invoice basis. Financial liabilities subject to supply chain finance therefore continue to be classified as trade payables. At 31 December 2021, trade payables included US$782 million (2020: US$551 million) subject to early settlement election by vendors.
When the basis for determining the contractual cash flows of a financial liability measured at amortised cost change as a result of interest rate benchmark reform, the Group updates the effective interest rate of the financial liability to reflect the change that is required by the reform (refer to page 220). A change in the basis for determining the contractual cash flows is required by interest rate benchmark reform if the following conditions are met:
– the change is necessary as a direct consequence of the reform; and
– the new basis for determining the contractual cash flows is economically equivalent to the previous basis – i.e. the basis immediately before the change.
When changes are made to a financial liability in addition to changes to the basis for determining the contractual cash flows required by interest rate benchmark reform, the Group first updates the effective interest rate of the financial liability to reflect the change that is required by interest rate benchmark reform. After that, the Group applies the policies on accounting for modifications to the additional changes.
(iii) Impairment of financial assets
A forward-looking expected credit loss (ECL) review is required for: debt instruments measured at amortised cost or held at fair value through other comprehensive income; loan commitments and financial guarantees not measured at fair value through profit or loss; lease receivables; and trade receivables that give rise to an unconditional right to consideration.
As permitted by IFRS 9, the Group applies the “simplified approach” to trade receivable balances and receivables relating to net investment in finance leases and the “general approach” to all other financial assets. The general approach incorporates a review for any significant increase in counterparty credit risk since inception. The ECL reviews include assumptions about the risk of default and expected loss rates. For trade receivables and receivables relating to net investment in finance leases, the assessment takes into account the use of credit enhancements, for example, letters of credit. Impairments for undrawn loan commitments are reflected as a provision.
(iv) Derivatives and hedge accounting
The Group applies the hedge accounting requirements under IFRS 9 and its hedging activities are discussed in note 29 with movements on hedging reserves disclosed in note 28. Where applicable, the Group may defer the costs of hedging including currency basis spreads, forward points and the time value of options.
Phase 1 amendments related to IBOR reform adopted in prior periods allowed temporary relief from applying specific hedge accounting requirements to hedging arrangements directly impacted by the reform. Application of the temporary reliefs mean that IBOR reform does not result in termination of hedging relationships referencing an IBOR during the anticipated period of IBOR-related uncertainty. The principal relief which the Group has applied to its hedging portfolio is in the assumption that US LIBOR remains a separately identifiable component for the duration of the hedge; and the US LIBOR rates referenced by fixed-to-floating rate swaps in fair value hedge relationships do not change as the result of IBOR reform, preserving the economic relationship and allowing the related hedges to remain effective (refer to note 29 A (b) (v)). When the basis for determining the contractual cash flows of the hedged item or hedging instrument changes as a result of IBOR reform and therefore there is no longer uncertainty arising about the cash flows of the hedged item or the hedging instrument, the Group amends the hedge documentation of that hedging relationship to reflect the change(s) required by IBOR reform. These amendments in the formal hedge documentation do not constitute the discontinuation of the hedging relationship or the designation of a new hedging relationship, as prescribed by the reliefs of Phase 2 of the reform (refer to page 220).
(r) Share-based payment (note 41)
The fair value of the Group’s share plans is recognised as an expense over the expected vesting period with an offset to retained earnings for Rio Tinto plc plans and to other reserves for Rio Tinto Limited plans.
The Group uses fair values provided by independent actuaries calculated using either a lattice-based option valuation model or a Monte Carlo simulation model.
The terms of each plan are considered at the balance sheet date to determine whether the plan should be accounted for as equity-settled or cash-settled. The Group does not operate any plans as cash-settled. However, the Performance Share Plan can, at the discretion of the directors, offer employees an equivalent amount in cash. This is not standard practice. In some jurisdictions, employees are granted cash- settled awards where equity-settled awards are prohibited by local laws and regulations. The value of these awards is immaterial.
The Group’s equity-settled share plans are settled either by: the issuance of shares by the relevant parent company; the purchase of shares on market; or the use of shares held in treasury which were previously acquired as part of a share buy-back. If the cost of shares acquired to satisfy the plans differs from the expense charged, the difference is taken to retained earnings or other reserves, as appropriate.
(s) Share capital (notes 26 and 27)
Ordinary shares are classified as equity. Incremental costs directly attributable to the issuance of new shares are shown in equity as a deduction, net of tax, from the proceeds.
Where any Group company purchases the Group’s equity share capital (treasury shares), the consideration paid, including any directly attributable incremental costs (net of income taxes) is deducted from equity attributable to owners of Rio Tinto. Where such shares are subsequently reissued, any consideration received, net of any directly attributable incremental costs and the related income tax effects, is included in equity attributable to owners of Rio Tinto. If purchased Rio Tinto plc shares are cancelled, an amount equal to the nominal value of the cancelled share is credited to the capital redemption reserve.
(t) Segment reporting (notes 2 and 3)
Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker (CODM). The Group considers that Rio Tinto’s Chief Executive is the CODM, who is responsible for allocating resources and assessing performance of the operating segments.
Critical accounting policies and estimates
(i) Determination of CGUs, assessment of indicators of impairment, review of asset carrying values, impairment charges and reversals and the recoverability of goodwill (notes 6, 12 and 13)
Impairment is assessed at the cash-generating unit (CGU) level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows. Judgment is applied to identify the Group’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals. The most significant examples of this judgment are: in 2021, the continued grouping of Rio Tinto Fer et Titane in Quebec, Canada and QIT Madagascar Minerals (QMM) into a single CGU on the basis that they are vertically integrated operations with no active market for ilmenite; and in 2019, disaggregation of the Weipa bauxite mine and the downstream Gladstone alumina refineries (Yarwun and QAL) in Queensland, Australia into three separate CGUs on the basis of the ramp-up of the Amrun expansion at Weipa which increased bauxite exports such that the mine is now considered to generate largely independent cash inflows. Prior to 2019, the Weipa mine and Gladstone refineries were grouped into a single CGU. Management reviews these judgments on an annual basis as part of the annual internal review of asset values as described in note (i) above.
External and internal factors are monitored for indicators of impairment and include an annual internal review of asset values as described in note (i) above. Judgment is required to determine whether the impact of adverse spot commodity price movements is significant and structural in nature. There were no material instances of this judgment resulting in an indicator of impairment as at 31 December 2021.
1 Principal accounting policies continued
Generally, discounted cash flow models are used to determine the recoverable amount of CGUs. In this case, significant judgment is required to determine the appropriate estimates and assumptions used and there is significant estimation uncertainty. In particular, for fair value less costs of disposal valuations, judgment is required to determine the estimates a market participant would use. The discounted cash flow model is most sensitive to the following estimates: the timing of project expansions; the cost to complete assets under construction; long-term commodity prices; production timing and recovery rates; exchange rates; operating costs; reserve and resource estimates; closure costs; discount rates; allocation of long-term contract revenues between CGUs; and, in some instances, the renewal of mining licences. Some of these variables are unique to an individual CGU. Future changes in these variables may differ from management’s expectations and may materially alter the recoverable amounts of the CGUs.
Note (i) above also describes the Group’s methodology for estimating long-term commodity prices, exchange rates and discount rates for impairment testing purposes. Note 6 outlines the significant judgments, assumptions and sensitivities made for both measuring the impairments recorded and for determining whether reversal of part or all of a previous impairment was appropriate. Judgments, assumptions and sensitivities in relation to the testing of CGUs containing goodwill and indefinite-lived intangible assets are outlined in notes 12 and 13 respectively.
(ii) Estimation of asset lives
Intangible assets are considered to have indefinite lives (and therefore no related depreciation or amortisation charge) if, in the Group’s judgment, there is no foreseeable limit to the period over which the asset is expected to generate cash flows. Factors that are considered in making this judgment include the existence of contractual rights for unlimited terms or evidence that renewal of the contractual rights without significant incremental costs can be expected for indefinite periods into the future in view of the Group’s investment intentions. The most significant assessment of indefinite life applicable to intangible assets relates to contract based water rights in Canada acquired with Alcan, described further in note 13.
The useful lives of the major assets of a CGU are often dependent on the life of the orebody to which they relate. The life of the orebody will be determined on the basis of the life-of-mine plan which is based on the estimates of ore reserves.
The Group expects to spend an estimated US$7.5 billion between 2022 and 2030 on projects to lower carbon emissions from the Group's operations. This includes the replacement of diesel engines in heavy mobile equipment with electric power and investment in renewable power generating assets. The remaining useful economic life for fossil fuel powered assets is monitored closely for indicators of technological obsolescence, however in many instances the requirement for fossil fuel powered back-up means that early retirement of the assets is not practical (refer to note 14).

(iii) Close-down, restoration and environmental obligations (note 25)
Provision is made for close-down, restoration and environmental costs when the obligation occurs, based on the net present value of estimated future costs required to satisfy the obligation. Management uses its judgment and experience to determine the potential scope of closure rehabilitation work required to meet the Group’s legal, statutory and constructive obligations, and any other commitments made to stakeholders, and the options and techniques available to meet those obligations and estimate the associated costs and the likely timing of those costs. Significant judgment is also required to determine both the costs associated with that work and the other assumptions used to calculate the provision. External experts support the cost estimation process where appropriate but there remains significant estimation uncertainty.
The key judgment in applying this accounting policy is determining when an estimate is sufficiently reliable to make or adjust a closure provision.
Closure provisions are not made for those operations that have no known restrictions on their lives as the closure dates cannot be reliably estimated. This applies primarily to certain Canadian smelters which have indefinite-lived water rights or power agreements for renewable power sources with local governments.
Cost estimates are updated throughout the life of the operation; generally cost estimates must comply with the Group’s Capital Project Framework once the operation is ten years from expected closure. This means, for example, that where an Order of Magnitude (OoM) study is required for closure it must be of the same standard as an OoM study for a new mine, smelter or refinery. As at 31 December 2021, there are 13 operations with remaining lives of under ten years before taking into account unapproved extensions. The largest reforecast currently underway is at Energy Resources of Australia; preliminary information available from this study resulted in an increase to closure liabilities for the Ranger Uranium mine of US$510 million at 31 December 2021.
Adjustments are made to provisions when the range of possible outcomes becomes sufficiently narrow to permit reliable estimation. Depending on the materiality of the change, adjustments may require review and endorsement by the Group’s Closure Steering Committee before the provision is updated.
In some cases, the closure study may indicate that monitoring and, potentially, remediation will be required indefinitely - for example ground water treatment. In these cases the underlying cash flows for the provision may be restricted to a period for which the costs can be reliably estimated, which on average is around 30 years. Where an alternative commercial arrangement to meet our obligations can be predicted with confidence, this period may be shorter.
The most significant assumptions and estimates used in calculating the provision are:
–Closure timeframes. The weighted average remaining lives of operations is shown in note 25. Some expenditure may be incurred before closure whilst the operation as a whole is in production.
–The length of any post-closure monitoring period. This will depend on the specific site requirements and the availability of alternative commercial arrangements; some expenditure can continue into perpetuity. The Rio Tinto Kennecott closure and environmental remediation provision includes an allowance for ongoing monitoring and remediation costs, including ground water treatment, of approximately US$0.6 billion.
–The probability weighting of possible closure scenarios. The most significant impact of probability weighting is at the Pilbara operations (Iron Ore) relating to infrastructure and incorporates the expectation that some infrastructure will be retained by the relevant State authorities post closure. The assignment of probabilities to this scenario reduces the closure provision by US$1.2 billion.
–Appropriate sources on which to base the calculation of the discount rate. On 30 September 2020, management reviewed the rate used for discounting provisions and reduced the discount rate by 0.5% with no further changes required in 2021. The discount rate by nature is subjective and therefore sensitivities are shown in note 25 for how the provision balance, which at 31 December 2021 was US$14.5 billion, would change if discounted at alternative discount rates were applied.
There is significant estimation uncertainty in the calculation of the provision and cost estimates can vary in response to many factors including:
–Changes to the relevant legal or local/national government requirements and any other commitments made to stakeholders;
–Review of remediation and relinquishment options;
–Additional remediation requirements identified during the rehabilitation;
–The emergence of new restoration techniques;
–Precipitation rates and climate change;
–Change in the expected closure date; and
–Change in the discount rate;
Experience gained at other mine or production sites may also change expected methods or costs of closure, although elements of the restoration and rehabilitation of each site are relatively unique to a site. Generally, there is relatively limited restoration and rehabilitation activity and historical precedent elsewhere in the Group, or in the industry as a whole, against which to benchmark cost estimates.
The expected timing of expenditure can also change for other reasons, for example because of changes to expectations around ore reserves and mineral resources, production rates, renewal of operating licences or economic conditions.
As noted in note (l) above, changes in closure and restoration provisions for ongoing operations are usually capitalised and therefore will impact assets and liabilities but have no impact on profit or loss at the time the change is made. However, these changes will impact depreciation and the unwind of discount in future years. Changes in closure estimates at the Group’s ongoing operations could result in a material adjustment to assets and liabilities in the next 12 months.
Changes to closure cost estimates for closed operations, and changes to environmental cost estimates at any operation, would impact profit or loss; however, the Group does not consider that there is significant risk of a change in estimates for these liabilities causing a material adjustment to profit or loss in the next 12 months. Any new environmental incidents may require a material provision but cannot be predicted.
Project specific risks are embedded within the cash flows which are based on a central case estimate of closure activities assuming that the obligation is fulfilled by the Group. These cash flows are then discounted using a discount rate specific to the class of obligations. The selection of appropriate sources on which to base the calculation of the discount rate requires judgment. The 1.5% real rate currently used by the Group is based on a number of inputs including observable historical yields on 30 year US Treasury Inflation Protected Securities (TIPS), and consideration of findings by independent valuation experts.
(iv) Deferral of stripping costs (note 14)
Stripping of waste materials takes place throughout the production phase of a surface mine or pit. The identification of components within a mine and of the life of component strip ratios requires judgment and is dependent on an individual mine’s design and the estimates inherent within that. Changes to that design may introduce new components and/or change the life of component strip ratios. Changes in other technical or economic parameters that impact ore reserves may also have an impact on the life of component strip ratios, even if they do not affect the mine’s design. Changes to the life of component strip ratios are accounted for prospectively.
The Group’s judgment as to whether multiple pit mines are considered separate or integrated operations determines whether initial stripping of a pit is deemed to be pre-production or production phase stripping and, therefore, the amortisation base for those costs. The analysis depends on each mine’s specific circumstances and requires judgment: another mining company could make a different judgment even when the fact pattern appears to be similar.
(v) Uncertain tax positions
The Group operates across a large number of jurisdictions and is subject to periodic challenges by local tax authorities on a range of tax matters during the normal course of business, including transfer pricing, indirect taxes and transaction related issues.
Uncertain tax provisions include the related interest and penalties for all matters worldwide based on the Group’s judgment of the most likely amount of the liability or recovery; or, when there is a wide range of possible outcomes, a probability weighted average approach. The most significant judgments are in relation to transfer pricing matters. Whilst the potential outcomes are highly variable our current expectation is that there will be no material change to the amounts provided in the 12 months from 31 December 2021.
(vi) Recoverability of potential deferred tax assets (note 17)
The Group has tax losses and other deductible temporary differences, mainly in Australian, Canadian, US and Mongolian taxable entities, that have the potential to reduce tax payments in future years. Deferred tax assets have been recognised to the extent that their recovery is probable, having regard to the availability of sufficient taxable temporary differences relating to the same taxation authority and the same taxable entity, the estimates of projected future taxable income of these taxable entities and after taking account of specific risk factors that are expected to affect the recovery of these assets including the risk of expiry of losses. Further information on deferred tax assets is given in note 17.
In addition to the risk of expiry of losses, the projections on which recovery of tax losses are based are subject to the same estimation uncertainty as noted in (i) above in relation to impairment. The key judgment in the application of this accounting policy is the recognition of deferred tax assets for losses where the operation is not currently profitable for tax purposes.

1 Principal accounting policies continued
(vii) Provision for onerous contracts
Provision for an onerous contract is made only when the assets dedicated to that contract are fully impaired or the contract becomes stranded as a result of a business decision. Judgment is required in determining which assets are considered dedicated to a contract when there is optionality as to how the contract obligations can be settled. Key estimates are the cash flows associated with the contract and the discount rate assumption. The Group completed the disposal of its remaining coking coal assets in 2018 and has retained the onerous provisions made in past periods for rail infrastructure “take or pay” contracts which were considered stranded. As at 31 December 2021, the balance of the provision was US$172 million (2020: US$219 million). At 31 December 2021, the Group's investment in the Escondida Joint Venture included US$118 million share of provision relating to contractual payments under a power purchase agreement which became stranded in 2019 and was judged to be onerous upon early cancellation in favour of renewable energy sources.
(viii) Identification of functional currencies
The functional currency for each subsidiary, unincorporated arrangement, joint operation and equity accounted unit, is the currency of the primary economic environment in which it operates. Determination of functional currency involves significant judgment and other companies may make different judgments based on similar facts. For many of Rio Tinto’s businesses, their functional currency is the currency of the country in which they operate. The Group reconsiders the functional currency of its businesses if there is a change in the underlying transactions, events or conditions which determine their primary economic environment.
The determination of functional currency is a key judgment which affects the measurement of non-current assets included in the balance sheet and, as a consequence, the depreciation and amortisation of those assets included in the income statement. It also impacts exchange gains and losses included in the income statement and in equity. The Group applies judgment in determining whether settlement of certain intragroup loans is neither planned nor likely in the foreseeable future and therefore whether the associated exchange gains and losses can be taken to equity. During 2021, A$14 billion of intragroup loans continued to meet these criteria; associated exchange gains and losses are taken to equity.
(ix) Basis of consolidation (notes 32-35)
Judgment is sometimes required to determine whether after considering all relevant factors, the Group has control, joint control or significant influence over an entity or arrangement. Significant influence includes situations of collective control (see note 35 (a)). Other companies may make different judgments regarding the same entity or arrangement. The most significant instance of such a judgment by the Group is in the determination that Escondida is a joint venture, based on the nature of significant commercial decisions, including capital expenditure, which require approval by both Rio Tinto and its partner BHP. In contrast our partner has assessed Rio Tinto’s rights as protective and concluded that it controls Escondida through its rights to direct relevant activities. Adoption of the equivalent judgment by the Group would result in reclassification of Escondida from a joint venture to an associate, with no other financial reporting consequence since accounting under the equity method would remain in place.
(x) Contingencies (note 30)
Disclosure is made of material contingent liabilities unless the possibility of any loss arising is considered remote based on the Group’s judgment and legal advice. Contingent liabilities are quantified unless, in the Group’s judgment, the amount cannot be reliably estimated.
The unit of account for claims is the matter taken as a whole and therefore when a provision has been recorded for the best estimate of the cost to settle the obligation there is no further contingent liability component. This means that when a provision is recognised for the best estimate of the expenditure required to settle the present obligation from a single past event, a further contingent liability is not reported for the maximum potential exposure in excess of that already provided. We also consider the requirements of IAS 1 and provide disclosure when there is a significant risk the value of assets or liabilities could materially change within the next 12 months.
(xi) Exclusions from underlying earnings (note 2)
As set out in note 2 on page 239, certain items are excluded from net earnings/(loss) in arriving at underlying earnings in each period irrespective of materiality. In addition, there is a final judgmental category which includes, where applicable, other credits and charges that, individually or in aggregate if of a similar type, are of a nature or size to require exclusion in order to provide additional insight into underlying business performance. The specific items for the years ended 2021, 2020 and 2019 to which exclusions apply are presented in note 2 on page 240.
The exclusion of closure estimates at Energy Resources of Australia and Gove Refinery were due to the magnitude of the individual updates and materiality when aggregated. This was the only application of the judgemental category in 2021.

(xii) Funding of Oyu Tolgoi
As described in note 32(l), Turquoise Hill, a 50.8% subsidiary of Rio Tinto, has funded common share investments in Oyu Tolgoi on behalf of Erdenes Oyu Tolgoi LLC (“Erdenes”), a company controlled by the Mongolian government, which owns the 34% non-controlling interest in Oyu Tolgoi not owned by Turquoise Hill. Funded amounts earn interest at an annual effective rate of LIBOR plus 6.5% and are repayable via a pledge over Erdenes' share of future Oyu Tolgoi common share dividends; Erdenes also has the right to reduce the outstanding balance by making payments directly to Turquoise Hill.
These funding balances, including accrued interest, are expected to be recovered through the pledge over Erdenes' share of dividends from or sale by Erdenes of its interest in Oyu Tolgoi. The formal funding arrangement is with the non-controlling shareholder (Erdenes) in a partially owned subsidiary (Oyu Tolgoi). After considering these facts together with Erdenes’ discretionary rights to repayment and the most probable method of eventual settlement, being the pledge over Erdenes dividends, we concluded that the funding balances and interest owing from Erdenes do not result in assets or income in the Group Financial Statements, representing instead a series of transactions with a non-controlling shareholder in a subsidiary. This results in an increase to the effective interest, in Oyu Tolgoi, attributable to owners of Rio Tinto while the funding balances and interest owing from Erdenes remain outstanding. Related amounts are therefore recorded as a reduction to the net carrying value of non-controlling interests with a change in equity interest between Rio Tinto and non-controlling interests in the Group Statement of Changes in Equity for the Group’s share of interest accrued on funding balances owing from Erdenes to Turquoise Hill in the period.
All cash flows relating to this funding take place between Group companies and therefore eliminate upon consolidation. As such these transactions, including the recording of interest within equity, do not result in any changes to Group cash flows, or separate presentation of cash inflows and outflows relating to common share investment in Oyu Tolgoi by either Turquoise Hill or Erdenes in the Group Cash Flow Statement
On 25 January 2022, the funding balances and interest owing from Erdenes were waived in full; refer to note 45.
(xiii) Pilbara Iron Arrangements
The arrangements described in note 33 (c) to the accounts permit each of the partners to the joint operation to request the other to construct assets on their tenure to increase the capacity of the rail and port infrastructure network. The requesting partner’s (Asset User’s) share of the capacity of the network will increase by the capacity of the newly constructed asset but, generally, that capacity may be provided from any of the network assets. The Asset User will pay an annual charge (Committed Use Charge – “CUC”) over a contractually specified period irrespective of usage of the network. The constructing partner (Asset Owner) has an ongoing obligation to make available capacity from those assets and to maintain the assets in good working order as required under relevant State Agreements and associated tenure.
The Group considered whether the CUC arrangements give rise to a lease between the Asset Owner and the Asset User. The conclusion that they do not is because there is no specified asset; rather the Asset User has a first priority right to the capacity in the CUC asset. This treatment was grandfathered on adoption of IFRS 16 on 1 January 2019, following assessment under the preceding standards IAS 17 “Leases” and IFRIC 4 “Determining whether an arrangement contains a lease”, with no change to the conclusion under IFRS 16 for subsequent expenditure subject to the existing CUC arrangements. Management considers that these arrangements are unique and has used judgment to apply the principles of IFRS to the accounting for the arrangements as described above. The obligation of the Asset Owner to make capacity available is fulfilled over time and not at a point in time. The CUC arrangement is therefore an executory contract as defined under IAS 37, whereby neither party has performed any of its obligations, or both parties have partially performed their obligations to an equal extent, and so the CUC payments are expensed as incurred. An alternative interpretation of the fact pattern could have resulted in a gross presentation in the Group’s balance sheet with an asset and a corresponding liability to reflect the present value of the CUC payments. The Asset User is a wholly owned subsidiary of Rio Tinto, whereas the Asset Owner is a joint operation. This impact would be some US$1.4 billion (calculated on the basis of grossing up the tax written down value of the CUC assets). Other methods of calculating the gross up might give rise to different numbers.
(xiv) Estimation of obligations for post-employment costs
(note 42)
The value of the Group’s obligations for post-employment benefits is dependent on the amount of benefits that are expected to be paid out, discounted to the balance sheet date. The discount rate is a key assumption and is based upon the yields on high quality corporate bonds in the relevant currency which have durations consistent with the term of the obligations. The discount rate will vary from one period to another in line with movements in corporate bond yields, but at any given measurement date there is relatively little estimation uncertainty. This rate is also used to calculate the interest cost on obligations and interest income on plan assets.
The following key assumptions are used to calculate the estimated benefit: future pay increases to be received by members of final pay plans, the level of inflation (for those benefits that are subject to some form of inflation protection), current mortality rates and future improvements in mortality rates. The assumption regarding future inflation is based on market yields on inflation linked instruments, where possible, combined with consensus views. The Group reviews the actual mortality rates of retirees in its major pension plans on a regular basis and uses these rates to set its current mortality assumptions. It also uses its judgment with respect to allowances for future improvements in longevity having regard to standard improvement scales in each relevant country and after taking external actuarial advice.
Most of the Group’s defined benefit pension plans are closed to new entrants and the majority of the obligations relate to former employees. The carrying value of the Group’s post-employment obligations is therefore less sensitive to assumptions about future salary increases than it is to assumptions regarding future inflation.
Details of the key assumptions, how they have moved since the previous balance sheet date and the sensitivity of the carrying value to changes in the assumptions are set out in note 42.